UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2007

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 12, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of Grubb & Ellis Healthcare REIT Advisor, LLC, or our Advisor, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with Fraze Enterprises, Inc., an unaffiliated third party, or the Seller, for the purchase of Park Place Office Park located in Dayton, Ohio, or the Park Place property, for a purchase price of $16,450,000.

On November 16, 2007, Triple Net Properties and the Seller entered into a First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the First Amendment. The material terms of the First Amendment extended the due diligence period to November 27, 2007, and reduced the number of days that the Seller must be made aware of the non-delivery of due diligence items from ten days to five days.

On November 27, 2007, Triple Net Properties and the Seller entered into a Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Second Amendment. The material terms of the Second Amendment reduced the purchase price of the property to $16,200,000, extended the due diligence period to November 29, 2007, and established that the close of escrow would take place on or before December 31, 2007.

On December 20, 2007, Triple Net Properties executed an Assignment and Assumption of Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, as amended to G&E Healthcare REIT Lincoln Park Boulevard, LLC, our subsidiary.

On December 21, 2007, we acquired the Park Place property from the Seller for a total purchase price of $16,200,000, plus closing costs. We financed the purchase price with a secured loan of $10,943,000 from Wachovia Financial Services, Inc., or Wachovia Financial, $500,000 in borrowings under a secured revolving line of credit with LaSalle Bank National Association, or LaSalle, and KeyBank National Association, or Key Bank, and the remaining balance from raised through our initial public offering (both the secured loan and the secured revolving line of credit are described in Item 2.03 below). An acquisition fee of $486,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement, First and Second Amendments, and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 and 10.4 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Wachovia Financial Secured Loan

On December 20, 2007, we, through G&E Healthcare REIT Lincoln Park Boulevard, LLC, entered into a secured loan, or the Park Place loan, with Wachovia Financial. The Park Place loan is evidenced by a Loan Agreement, or the Park Place loan agreement, and a Promissory Note in the principal amount of $10,943,000, or the Park Place note. The Park Place note is secured by a Open-End Mortgage, Assignment, Security Agreement and Fixture Filing, or the Park Place mortgage, on Park Place Office Park, and a Repayment Guaranty by which we unconditionally and irrevocably guarantee the obligations as listed in the Repayment Guaranty. The loan matures on December 31, 2010, but may be extended for two consecutive 12 month periods, each subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.125% of the principal balance then outstanding. The loan provides for monthly interest-only payments due on the first day of each calendar month. At our option, the loan bears interest at per annum rates equal to: (a) 30-day LIBOR plus 1.55%; or (b) the Prime Rate, as announced by Wachovia Financial from time to time. If any monthly installment that is due is not received by Wachovia Financial on or before the 15th day of each month, the loan provides for a late charge equal to 4.0% of such monthly installment. In the event of a default, the loan also provides for a default interest rate of 4.0% per annum plus the greater of the LIBOR Rate or the Prime Rate. The loan may be prepaid in whole or in part, without paying a prepayment premium. The loan documents contain certain customary representations, warranties, covenants and indemnities.

The material terms of the Park Place loan are qualified in their entirety by the terms of the Park Place loan agreement, Park Place note, Park Place mortgage, Repayment Guaranty and Environmental Indemnity Agreement attached hereto as Exhibits 10.5 through 10.9 to this Current Report on Form 8-K.

LaSalle Line of Credit

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K that we filed on December 18, 2007, we entered into a $80,000,000 secured revolving line of credit with LaSalle and KeyBank, or the LaSalle line of credit. On December 21, 2007, we borrowed $500,000 under the LaSalle line of credit, which was applied towards the purchase of the Park Place property, including closing costs.

Wachovia Interest Rate Swap

We, through G&E Healthcare REIT Lincoln Park Boulevard, LLC, entered into an interest rate swap agreement, dated December 21, 2007, as amended on December 21, 2007 and December 24, 2007, or the ISDA Agreement, with Wachovia Bank, National Association, or Wachovia, in connection with the Park Place loan with Wachovia Financial. As noted above, pursuant to the terms of the Park Place note in favor of Wachovia Financial, the Park Place loan bears interest, at our option, at a per annum rate equal to either: (a) 30-day LIBOR plus 1.55%; or (b) the Prime Rate, as announced by Wachovia Financial from time to time. As a result of the ISDA Agreement, the Park Place loan bears interest at a fixed rate of 5.52% per annum from December 20, 2007 through December 31, 2010; and provides for monthly interest-only payments due on the first business day of each calendar month commencing on January 2, 2008.

The material terms of the interest rate swap are qualified in their entirety by the terms of the ISDA Agreement attached as Exhibit 10.10 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On December 28, 2007, we issued a press release announcing the acquisition of the Park Place property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fraze Enterprises, Inc. and Triple Net Properties, LLC, dated November 12, 2007

10.2 First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fraze Enterprises, Inc., and Triple Net Properties, LLC, dated November 16, 2007

10.3 Second Amendment to Agreement for Purchase and Sales of Real Property and Escrow Instructions by and between Fraze Enterprises, Inc. and Triple Net properties, LLC, dated November 27, 2007

10.4 Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and G&E Healthcare REIT Lincoln Park Boulevard, LLC, dated December 20, 2007

10.5 Loan Agreement by and between G&E Healthcare REIT Lincoln Park Boulevard, LLC and Wachovia Bank, National Association, dated December 20, 2007

10.6 Promissory Note by G&E Healthcare REIT Lincoln Park Boulevard, LLC in favor of Wachovia Financial Services, Inc., dated December 20, 2007

10.7 Open-End Mortgage, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Lincoln Park Boulevard, LLC in favor of Wachovia Financial Services, Inc., dated December 20, 2007

10.8 Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Financial Services, Inc., dated December 20, 2007

10.9 Environmental Indemnity Agreement by G&E Healthcare REIT Lincoln Park Boulevard, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated December 20, 2007

10.10 ISDA Interest Rate Swap Agreement by and between G&E Healthcare REIT Lincoln Park Boulevard, LLC and Wachovia Financial Services, Inc., dated December 31, 2007, as amended on December 21, 2007 and December 24, 2007

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 28, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

December 28, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fraze Enterprises, Inc. and Triple Net Properties, LLC, dated November 12, 2007
10.2	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fraze Enterprises, Inc., and Triple Net Properties, LLC, dated November 16, 2007
10.3	Second Amendment to Agreement for Purchase and Sales of Real Property and Escrow Instructions by and between Fraze Enterprises, Inc. and Triple Net properties, LLC, dated November 27, 2007
10.4	Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and G&E Healthcare REIT Lincoln Park Boulevard, LLC, dated December 20, 2007
10.5	Loan Agreement by and between G&E Healthcare REIT Lincoln Park Boulevard, LLC and Wachovia Bank, National Association, dated December 20, 2007
10.6	Promissory Note by G&E Healthcare REIT Lincoln Park Boulevard, LLC in favor of Wachovia Financial Services, Inc., dated December 20, 2007
10.7	Open-End Mortgage, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Lincoln Park Boulevard, LLC in favor of Wachovia Financial Services, Inc., dated December 20, 2007
10.8	Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Financial Services, Inc., dated December 20, 2007
10.9	Environmental Indemnity Agreement by G&E Healthcare REIT Lincoln Park Boulevard, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated December 20, 2007
10.10	ISDA Interest Rate Swap Agreement by and between G&E Healthcare REIT Lincoln Park Boulevard, LLC and Wachovia Financial Services, Inc., dated December 31, 2007, as amended on December 21, 2007 and December 24, 2007
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 28, 2007